FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1998

ADCPB BALANCE
-------------
Initial ADCPB                                                 85,790,915.00
Prior Month ADCPB                                             46,150,148.08
Current Month ADCPB (Before addition of New Property)         44,667,353.87
Base Principal Amount (Prior - Current)                        1,482,794.21
Add:  ADCPB of New Transferred Property                                0.00
Ending ADCPB (Current + ADCPB of New Property)                44,667,353.87

CLASS A INTEREST SCHEDULE
-------------------------

     Prior Month Class A Principal Balance                    39,580,013.25
     Class A Certificate Rate                                          6.85%
     One twelfth of Class A Certificate Rate                           0.57%
     Class A Certificate Interest                                225,935.91
     Prior Month Class A Overdue Interest                              0.00

     Class A Interest Due                                        225,935.91
     Class A Interest Paid                                       225,935.91

     Current Month Class A Overdue Interest                            0.00

CLASS A PRINCIPAL SCHEDULE
--------------------------

     Prior Month Class A Principal Balance                    39,580,013.25
     Class A Percentage                                               86.00%
     Base Principal Amount                                     1,482,794.21
                                                               ------------
     Class A Base Principal Distribution Amount                1,275,203.02
     Prior Month Class A Overdue Principal                             0.00
                                                                       ----
     Total A Note Principal Due                                1,275,203.02
     Additional amount due for floor payment                     186,068.60
     Additional Class A Principal Due                                  0.00
                                                                       ----
     Class A Principal Paid                                    1,461,271.62

     Class A Overdue Principal                                         0.00
                                                                       ----

     Current Month Class A Principal Balance                  38,118,741.62

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1998


CLASS B-1 INTEREST SCHEDULE
---------------------------

     Prior Month Class B-1 Principal Balance                   1,840,931.24
     Class B-1 Certificate Rate                                        7.63%
     One twelfth of Class B-1 Certificate Rate                         0.64%
     Class B-1 Certificate Interest                               11,705.25
     Prior Month Class B-1 Overdue Interest                            0.00

     Class B-1 Interest Due                                       11,705.25
     Class B-1 Interest Paid                                      11,705.25

     Current Month Class B-1 Overdue Interest                          0.00

CLASS B-1 PRINCIPAL SCHEDULE
----------------------------

     Prior Month Class B-1 Principal Balance                   1,840,931.24
     Class B-1 Percentage                                              4.00%
     Base Principal Amount                                     1,482,794.21
     Class B-1 Base Principal Distribution Amount                 59,311.77
     Prior Month B-1 Overdue Principal                                 0.00
     Additional amount due for floor payment                       8,654.35
                                                                   --------
     Total B-1 Note Principal Due                                 67,966.12

     Class B-1 Principal Paid                                     67,966.12


     Class B-1 Overdue Principal                                       0.00

     Current Month Class B-1 Principal Balance                 1,772,965.11

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1998


CLASS B-2 INTEREST SCHEDULE
---------------------------

     Prior Month Class B-2 Principal Balance                   1,840,931.24
     Class B-2 Certificate Rate                                        8.17%
     One twelfth of Class B-2 Certificate Rate                         0.68%
     Class B-2 Certificate Interest                               12,533.67
     Prior Month Class B-2 Overdue Interest                            0.00

     Class B-2 Interest Due                                       12,533.67
     Class B-2 Interest Paid                                      12,533.67

     Current Month Class B-2 Overdue Interest                          0.00

CLASS B-2 PRINCIPAL SCHEDULE
----------------------------

     Prior Month Class B-2 Principal Balance                   1,840,931.24
     Class B-2 Percentage                                              4.00%
     Base Principal Amount                                     1,482,794.21
     Class B-2 Base Principal Distribution Amount                 59,311.77
     Prior Month B-1 Overdue Principal                                 0.00
     Additional amount due for floor payment                       8,654.35
                                                                   --------
     Total B-1 Note Principal Due                                 67,966.12

     Class B-2 Principal Paid                                     67,966.12

     Class B-2 Overdue Principal                                       0.00

     Current Month Class B-2 Principal Balance                 1,772,965.11

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1998

FLOOR TEST

     Initial ADCPB                                            85,790,915.00
     Floor percent                                                     3.50%
                                                                       -----
     Floor                                                     3,002,682.03

     Ending ADCPB                                             44,667,353.87

     less
     Beginning Balance - Class A         39,580,013
     Beginning Balance - Class B1         1,840,931
     Beginning Balance - Class B2         1,840,931
                                          ---------
                                         43,261,876
     less
     Current Month Payment - Class A      1,275,203
     Current Month Payment - Class B1        59,312
     Current Month Payment - Class B2        59,312
                                             ------
                                          1,393,827           41,868,049.16

     Excess of ending ADCPB over Note balance after
       initial payments                                        2,799,304.71

     Excess (deficit) of excess balance over floor              (203,377.31)
     Cash available after payment of regular payments            276,190.73
                                                                 ----------
     Additional payment to certificate holders                   203,377.31


ADJUSTED FLOOR TEST
     Ending ADCPB                                             44,667,353.87

     less
     Beginning Balance - Class A         39,580,013
     Beginning Balance - Class B1         1,840,931
     Beginning Balance - Class B2         1,840,931
                                          ---------
                                         43,261,876
     less
     Current Month Payment - Class A      1,461,272
     Current Month Payment - Class B1        67,966
     Current Month Payment - Class B2        67,966
                                             ------
                                          1,597,204           41,664,671.85

     Excess of ending ADCPB over Note balance after
       initial payments                                        3,002,682.03

     Excess (deficit) of excess balance over floor                     0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1998


SERVICING FEE SCHEDULE
----------------------

     Prior Month ADCPB                                   46,150,148
     Servicer Fee Rate                                       0.5000%
     One-twelfth                                             0.0417%
     Servicer Fee                                         19,229.23

     Prior Servicer Fee Arrearage                              0.00
     Servicer Fee Due                                     19,229.23

     Servicer Fee Paid                                    19,229.23

     Current Servicing Fee Arrearage                           0.00

BACK-UP SERVICING FEE SCHEDULE
------------------------------

     Prior Month ADCPB                                   46,150,148
     Back-Up Servicer Fee Rate                               0.0130%
     One-twelfth                                             0.0011%
     Back-up Servicer Fee                                    499.96

     Prior Back-Up Servicer Fee Arrearage                      0.00
     Total Back-Up Servicer Fee Due                          499.96

     Back-Up Servicer Fee Paid                               499.96

     Current Back-Up Servicing Fee Arrearage                   0.00


TRUSTEE FEE SCHEDULE
--------------------

     Trustee Fee                                             291.67
     Trustee Fee Rate                                        0.0100%

     Prior Trustee Fee Arrearage                               0.00
     Total Trustee Fee Due                                   291.67

     Trustee Fee Paid                                        291.67

     Current Trustee Fee Arrearage                             0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance            39,580,013.25
     Monthly Premium Rate                                    0.0208%
     Prior Premium Arrearage                                   0.00
     Premium Amount Due                                    8,246.00

     Premium Amount Paid                                   8,246.00

     Current Premium Arrearage                                 0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1998

Early Amortization Events
-------------------------

 (a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

 (b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

 (c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

 (d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

 (e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

 (f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, or if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

 (g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

 (h) A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

 (i) A Delinquency Trigger Event has occurred and is continuing; or

 (j) An Event of Servicing Termination has been declared; or [10.01 (j)]

 (k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1998

RESTRICTING EVENT CALCULATIONS                                        NO
------------------------------

      (a)  Event of Servicer Termination (Yes/No)                     No
                                                                 ------------

      (b)  Certificate Insurer makes an Insured Payment               No
                                                                 ------------

      (a)  Gross Charge-Off Event (Yes/No)                            No
                                                                 ------------

      (b)  Delinquency Trigger Event                                  No
                                                                 ------------

Events of Servicer Termination
------------------------------

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
      11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)  Any failure by the Servicer to submit a Monthly Statement pursuant to
      Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
      Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of (x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01
      (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii)Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1998


GROSS CHARGE-OFFS (>160 AND ACCOUNTS BOUGHT BACK BY SOURCE)
-----------------------------------------------------------                         Gross
                               Gross                       Gross                  Charge-Off
                              Defaults       Recoveries  Charge-Offs    ADCPB       Ratio
                              --------       ----------  -----------    -----       -----

           2 months prior      86,049          84,906       1,143     48,113,942     0.03%
           1 month prior      120,372         158,319     (37,948)    46,276,297    -0.98%
           Current             88,798          31,767      57,031     44,761,737     1.53%


           3 Month Gross Charge-Off Ratio                                            0.19%
           Maximum Allowed                                                           2.50%


30+ DELINQUENCIES
-----------------
                                                             Monthly
                           Delinquencies      ADCPB       Delinquencies
                           -------------      -----       -------------

           2 months prior    2,495,894      48,113,942        5.19%
           1 month prior     2,546,268      46,276,297        5.50%
           Current month     2,672,866      44,761,737        5.97%

                            Delinquency Ratio:                5.55%
                            Maximum Delinquency Ratio:        6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1998
ISSUER RESTRICTING EVENT CALCULATIONS
-------------------------------------

      (a)  Gross Defaults (>=180)                                     No
                                                                 ------------

      (b)  Issuer Delinquency Trigger Ratio                           No
                                                                 ------------


GROSS DEFAULTS (>=180)
----------------------


                                 Monthly Gross                     Monthly
                                   Defaults         ADCPB       Gross Defaults
                                   --------         -----       --------------
           Current month                  0       44,761,737           0.0000%
           1 month prior                  0       46,276,297           0.0000%
           2 months prior                 0       48,113,942           0.0000%
                                   --------       ----------    -------------
           Sum/Average                    0       46,383,992           0.0000%
                                                                            4
                                                                            -
           Gross Defaults                                                0.00%

                 i A             Subordinated Percentage                10.69%
                ii B             WAL of Remaining Leases                 1.71
                                 Two                                        2
                                 Ratio (i/ii)/2                          3.13%




ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)
-------------------------------------------

                                                                    Monthly
                              Delinquencies        ADCPB         Delinquencies
                              -------------        -----         -------------
           2 months prior         574,534        48,113,942              1.19%
           1 month prior          708,758        46,276,297              1.53%
           Current month          274,654        44,761,737              0.61%


                              Issuer Delinquency Trigger Ratio:          1.11%
                              Maximum Ratio Allowed:                     2.50%


EARLY AMORTIZATION EVENT
------------------------

      (1)  Is Subordination Level < 14%                   No
                                                     ------------

      (2)  Has a Gross Charge-Off Event Occurred?         No
                                                     ------------

      (3)  Has a Delinquency Event Occurred?              No
                                                     ------------

           Class A Certificate Balance after payment   38,118,742
           ADCPB as of prior month-end                 46,150,148
           Ratio of Class A Cert. To ADCPB                              82.60%

           Actual Class A Subordination Level                           17.40%
           Minimum Class A Subordination Level                          14.00%
           EARLY AMORTIZATION EVENT?                                      NO

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1998

       Aging/Delinquency Statistics
       ----------------------------

                                                                          ADCPB             Total
                                                                    -------------          ------

       Current                                                         42,088,871           94.03%
       31-60 Days Past Due                                              1,977,428            4.42%
       61-90 Days Past Due                                                420,785            0.94%
       91+ Days Past Due                                                  274,654            0.61%
                                                                    -------------          ------

       Total                                                           44,761,737          100.00%


       Certificate Factors
       -------------------

       Class A Notes                                                  0.516652819
       Class B-1 Notes                                                0.516652872
       Class B-2 Notes                                                0.516652872


       Substitution Limits [Section 7]
       ------------------------------

       ADCPB as of Cut-Off Date                                     85,790,915.00
       Maximum Substitution (10% of Initial)                         8,579,091.50
       Maximum Substitution for Defaulted Contracts
         (5% of Initial)                                             4,289,545.75

       Prior month Cumulative ADCPB Substituted                      3,332,268.58
       Current month ADCPB Substituted                                       -
                                                                    -------------
       Cumulative ADCPB Substituted                                  3,332,268.58

       Prior month Cumulative ADCPB Substituted for
         Defaulted Contracts                                         1,980,863.06
       Current month ADCPB Substituted Defaulted Contracts                   -
                                                                    -------------
       Cumulative ADCPB Substituted for Defaulted Contracts          1,980,863.06


       Portfolio Prepayment Statistics
       -------------------------------

       Prior month Cumulative ADCPB prepaid                         10,556,513.61
       Current month ADCPB prepaid                                     109,591.52
                                                                    -------------
       Cumulative ADCPB prepaid                                     10,666,105.13

       Prior month Cumulative ADCPB Defaulted                        5,129,502.59
       Current month ADCPB Defaulted                                    88,798.09
                                                                    -------------
       Cumulative ADCPB Defaulted                                    5,218,300.68

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1998


--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                       233,176.74
--------------------------

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to Collection        (350,340.14)
     Transfer of prior period Excluded Amounts not yet transferred               (62,433.93)
     Collections Received [5.02 (b)(d)]                                        1,877,503.64
     Excluded Amounts [5.02 (d)][Definition]                                    (530,901.31)
     Collections on Deposit due Collection Account [5.02 (d)]                 (1,029,049.30)

     Ending Balance                                                              137,955.70


COLLECTION ACCOUNT
------------------
     BEGINNING BALANCE, SEPTEMBER 1, 1998                                                       1,235,879.25
     ------------------------------------

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED SEPTEMBER 1, 1998
     ---------------------------------------------------------------
      Add: Servicer Advance                                                                       539,424.18
      Add: Payments due Collection Account from last 2 business days
           prior period                                                                           364,408.93
      Add: Add'l transfers                                                                              0.00
      Add: Amounts to Collection Acct from Security deposit account                                     0.00
     Less: Total distributions on  September 10, 1998                                          (2,139,712.36)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED OCTOBER 1, 1998
     -------------------------------------------------------------
     Aggregate Amount of Actual Payments [6.01 b (i)]                                           1,029,049.30
      Add: Servicer Advances [5.03][6.01 b (ii)]                                                        0.00
      Add: Sch. Payments, Final Payments or Purchase Option
           from Sec. Deposit Account [6.01 b (iii)]                                                     0.00
      Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                               0.00
      Add: Any Investment Earnings [6.01 b (v)]                                                     3,482.66
      Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                         0.00
      Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                      0.00
      Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                0.00
      Add: Security Deposits Related to Prepayment                                                      0.00
      Add: Offset Amount as Provided by 5.12 [6.01 c]                                                   0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                 0.00
     Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                   0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo.                      0.00

     Ending balance on September 30, 1998 and October 1, 1998                                   1,032,531.96

      Add: Servicer Advances to be deposited on Determination Date                                733,590.03
      Add: Payments due Collection Acct from last 3 business days                                 182,336.99
      Add: Payments not yet transferred to the Collection Account                                       0.00
      Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                         0.00

     Adjusted Collection Account Balance                                                        1,948,458.98

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1998

SECURITY DEPOSIT ACCOUNT
------------------------

     Beginning  Balance                                                                            142,940.01
     Add: Balance deposited on closing date                                                              0.00
     Add: Security Deposits [6.02 b]                                                                     0.00
     Less: Amounts to Collection Account [6.02 c]                                                        0.00
     Add:  Investment Earnings                                                                         634.22
                                                                                                       ------

     Ending balance on September 30, 1998                                                          143,574.23

     Less: Amounts to Collection Account [6.02 c]                                                        0.00

     Adjusted Security Deposit  Account Balance                                                    143,574.23


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT
----------------------------------------


     Beginning Balance                                                                                              0.00
     -----------------
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                   0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                  0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                  0.00
                                                                                                                    ----

     Ending balance on September 30, 1998                                                                           0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                   0.00

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                  0.00
                                                                                                                    ----

     Adjusted New Transferred Property Funding Account Balance                                                      0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1998

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                               1,948,458.98
---------------------------------------


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)
------------------------------------------------------------------------------

     (i)        Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                         0.00

     (ii)       Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                     0.00

     (iii)      Aggregate of: [6.06 c (iii)]
                (A)     Unreimbursed Servicer Advances from prior periods                                         0.00
                (B)     Servicer Fee and unpaid Servicer Fee                                                 19,229.23
                (C)     Servicing Charges inadvertently deposited in Collection Account                           0.00

     (iv)       Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                         499.96

     (v)        Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                           8,246.00

     (vi)       Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                           291.67

     (vii)      Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                    225,935.91

     (viii)     Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                11,705.25

     (ix)       Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                  12,533.67

     (x)        Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]    1,275,203.02

     (xi)       Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]               0.00

     (xii)      Class B-1 Base Principal Distribution Amount and Overdue Class                                59,311.77
                B-1 Principal [6.06 c (xii)] 59,311.77 provided no restricting event exists

     (xiii)     Class B-2 Base Principal Distribution Amount and Overdue Class                                59,311.77
                B-2 Principal [6.06 c (xiii)] 59,311.77 provided no restricting event or issuer restricting event exists

     (xiv)      Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                 0.00

     (xv)       Prepayments optionally transferred to collection account and disbursed in                          0.00
                consideration of the transfer of New Transferred Property not in excess of
                $5,000,000 [6.06 c (xv)]

     (xvi)      To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                  72,813.42
                Net of Additional Principal Distribution to Class A, B1 & B2.

                a.      Class A Additional Principal Distribution Amount                                     186,068.60

                b.      Class B1 Additional Principal Distribution Amount                                      8,654.35

                c.      Class B2 Additional Principal Distribution Amount                                      8,654.35

     Reviewed By:



     -----------------------------------------------------------
     Craig M. Spencer
     Senior Vice President and
     Chief Accounting Officer

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1998

ADCPB BALANCE
-------------
Initial ADCPB                                                  72,024,925.77
Prior Month ADCPB                                              50,560,257.87
Current Month ADCPB (Before addition of New Property)          49,145,912.58
Base Principal Amount (Prior - Current)                         1,414,345.29
Add:  ADCPB of New Transferred Property                                 0.00
Ending ADCPB (Current + ADCPB of New Property)                 49,145,912.58

CLASS A INTEREST SCHEDULE
-------------------------

     Prior Month Class A Principal Balance                     44,492,300.26
     Class A Certificate Rate                                           6.29%
     One twelfth of Class A Certificate Rate                            0.52%
     Class A Certificate Interest                                 233,213.81
     Prior Month Class A Overdue Interest                               0.00

     Class A Interest Due                                         233,213.81
     Class A Interest Paid                                        233,213.81

     Current Month Class A Overdue Interest                             0.00

CLASS A PRINCIPAL SCHEDULE
--------------------------

     Prior Month Class A Principal Balance                     44,492,300.26
     Class A Percentage                                                88.00%
     Base Principal Amount                                      1,414,345.29
     Class A Base Principal Distribution Amount                 1,244,623.86
     Prior Month Class A Overdue Principal                              0.00
     Total A Note Principal Due                                 1,244,623.86

     Class A Principal Paid                                     1,244,623.86

     Class A Overdue Principal                                          0.00
                                                                        ----

     Current Month Class A Principal Balance                   43,247,676.40

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1998


CLASS B-1 INTEREST SCHEDULE
---------------------------

     Prior Month Class B-1 Principal Balance                      1,516,782.65
     Class B-1 Certificate Rate                                           7.01%
     One twelfth of Class B-1 Certificate Rate                            0.58%
     Class B-1 Certificate Interest                                   8,860.54
     Prior Month Class B-1 Overdue Interest                               0.00

     Class B-1 Interest Due                                           8,860.54
     Class B-1 Interest Paid                                          8,860.54

     Current Month Class B-1 Overdue Interest                             0.00

CLASS B-1 PRINCIPAL SCHEDULE
----------------------------

     Prior Month Class B-1 Principal Balance                      1,516,782.65
     Class B-1 Percentage                                                 3.00%
     Base Principal Amount                                        1,414,345.29
     Class B-1 Base Principal Distribution Amount                    42,430.36
     Prior Month B-1 Overdue Principal                                    0.00
     Total B-1 Note Principal Due                                    42,430.36
                                                                     ---------

     Class B-1 Principal Paid                                        42,430.36


     Class B-1 Overdue Principal                                          0.00

     Current Month Class B-1 Principal Balance                    1,474,352.29

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1998


CLASS B-2 INTEREST SCHEDULE
---------------------------

     Prior Month Class B-2 Principal Balance                      1,263,985.72
     Class B-2 Certificate Rate                                           8.22%
     One twelfth of Class B-2 Certificate Rate                            0.69%
     Class B-2 Certificate Interest                                   8,658.30
     Prior Month Class B-2 Overdue Interest                               0.00

     Class B-2 Interest Due                                           8,658.30
     Class B-2 Interest Paid                                          8,658.30

     Current Month Class B-2 Overdue Interest                             0.00

CLASS B-2 PRINCIPAL SCHEDULE
----------------------------

     Prior Month Class B-2 Principal Balance                      1,263,985.72
     Class B-2 Percentage                                                 2.50%
     Base Principal Amount                                        1,414,345.29
     Class B-2 Base Principal Distribution Amount                    35,358.63
     Prior Month B-1 Overdue Principal                                    0.00
     Total B-1 Note Principal Due                                    35,358.63

     Class B-2 Principal Paid                                        35,358.63

     Class B-2 Overdue Principal                                          0.00

     Current Month Class B-2 Principal Balance                    1,228,627.09

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1998


FLOOR TEST

     Initial ADCPB                                                     72,024,925.77
     Floor percent                                                              3.00%
                                                                                ----
     Floor                                                              2,160,747.77

     Ending ADCPB                                                      49,145,912.58

     less
     Beginning Balance - Class A               44,492,300
     Beginning Balance - Class B1               1,516,783
     Beginning Balance - Class B2               1,263,986
                                                ---------
                                               47,273,069
     less
     Current Month Payment - Class A            1,244,624
     Current Month Payment - Class B1              42,430
     Current Month Payment - Class B2              35,359
                                                   ------
                                                1,322,413              45,950,655.78

     Excess of ending ADCPB over Note balance after initial payments    3,195,256.80

     Excess (deficit) of excess balance over floor                      1,034,509.03


ADJUSTED FLOOR TEST
     Ending ADCPB                                                      49,145,912.58

     less
     Beginning Balance - Class A               44,492,300
     Beginning Balance - Class B1               1,516,783
     Beginning Balance - Class B2               1,263,986
                                                ---------
                                               47,273,069
     less
     Current Month Payment - Class A            1,244,624
     Current Month Payment - Class B1              42,430
     Current Month Payment - Class B2              35,359
                                                   ------
                                                1,322,413              45,950,655.78

     Excess of ending ADCPB over Note balance after initial payments    3,195,256.80

     Excess (deficit) of excess balance over floor                      1,034,509.03

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1998


SERVICING FEE SCHEDULE
----------------------

     Prior Month ADCPB                              50,560,258
     Servicer Fee Rate                                  0.5000%
     One-twelfth                                        0.0417%
     Servicer Fee                                    21,066.77

     Prior Servicer Fee Arrearage                         0.00
     Servicer Fee Due                                21,066.77

     Servicer Fee Paid                               21,066.77

     Current Servicing Fee Arrearage                      0.00

BACK-UP SERVICING FEE SCHEDULE
------------------------------

     Prior Month ADCPB                              50,560,258
     Back-Up Servicer Fee Rate                          0.0200%
     One-twelfth                                        0.0017%
     Back-up Servicer Fee                               842.67

     Prior Back-Up Servicer Fee Arrearage                 0.00
     Total Back-Up Servicer Fee Due                     842.67

     Back-Up Servicer Fee Paid                          842.67

     Current Back-Up Servicing Fee Arrearage              0.00


TRUSTEE FEE SCHEDULE
--------------------

     Trustee Fee                                        291.67
     Trustee Fee Rate                                   0.0100%

     Prior Trustee Fee Arrearage                          0.00
     Total Trustee Fee Due                              291.67

     Trustee Fee Paid                                   291.67

     Current Trustee Fee Arrearage                        0.00


CERTIFICATE PREMIUM SCHEDULE
----------------------------

     Class A Certificate Principal Balance       44,492,300.26
     Monthly Premium Rate                               0.0200%
     Prior Premium Arrearage                              0.00
     Premium Amount Due                               8,898.00

     Premium Amount Paid                              8,898.00

     Current Premium Arrearage                            0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1998

Early Amortization Events
-------------------------

 (a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

 (b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

 (c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

 (d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

 (e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

 (f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

 (g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

 (h) A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

 (i) A Delinquency Trigger Event has occurred and is continuing; or

 (j) An Event of Servicing Termination has been declared; or [10.01 (j)]

 (k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1998

RESTRICTING EVENT CALCULATIONS
------------------------------

      (a)  Event of Servicer Termination (Yes/No)                      No
                                                                 -------------

      (b)  Certificate Insurer makes an Insured Payment                No
                                                                 -------------

      (a)  Gross Charge-Off Event (Yes/No)                             No
                                                                 -------------

      (b)  Delinquency Trigger Event                                   No
                                                                 -------------

Events of Servicer Termination
------------------------------

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
         11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)     Any failure by the Servicer to submit a Monthly Statement pursuant to
         Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of (x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1998


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)
------------------------------------------------------------
                               Gross                       Gross                         Monthly
                              Defaults     Recoveries   Charge-Offs      ADCPB         Charge-Offs
                              --------     ----------   -----------      -----         -----------

           2 months prior     182,384         85,541       96,843      52,636,157           2.21%
           1 month prior      130,568        105,393       25,175      50,720,085           0.60%
           Current            202,510        162,378       40,132      49,241,129           0.98%


           3 Month Gross Charge-Off Ratio                                                   1.26%
           Maximum Allowed                                                                  2.50%


30+ DELINQUENCIES
-----------------
                                                                Monthly
                             Delinquencies        ADCPB       Delinquencies

           2 months prior      2,899,921        52,636,157          5.51%
           1 month prior       2,781,825        50,720,085          5.48%
           Current month       2,120,785        49,241,129          4.31%

                             Delinquency Ratio:                     5.10%
                             Maximum Delinquency Ratio:             7.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1998
ISSUER RESTRICTING EVENT CALCULATIONS
-------------------------------------

      (a)  Gross Defaults (>=180)                                      No
                                                                 -------------

      (b)  Issuer Delinquency Trigger Ratio                            No
                                                                 -------------


GROSS DEFAULTS (>=180)
----------------------

                                                                 Monthly
                          Gross Defaults     ADCPB           Gross Defaults
                          --------------     -----           --------------

           Current                  0        49,241,129            0.0000%
           1 month prior            0        50,720,085            0.0000%
           2 months prior           0        52,636,157            0.0000%
                                    --       -----------           -------
           Sum/Average              0        50,865,790            0.0000%
                                                                        4
                                                                        -
           Gross Defaults                                            0.00%

                i A       Subordinated Percentage                    9.00%
               ii B       WAL of Remaining Leases                    2.08
                          Two                                        2.00
                          Ratio (i/ii)/2                             2.17%




ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)
-------------------------------------------

                                                                Monthly
                           Delinquencies       ADCPB          Delinquencies
                           -------------       -----          -------------
           2 months prior     272,728        52,636,157            0.52%
           1 month prior      260,441        50,720,085            0.51%
           Current month      544,328        49,241,129            1.11%


                           Issuer Delinquency Trigger Ratio:       0.71%
                           Maximum Ratio Allowed:                  2.50%


EARLY AMORTIZATION EVENT
------------------------

      (1)  Is Subordinate Interest less than 8.86% of ADCP           No
                                                               -------------

      (2)  Has a Gross Charge-Off Event Occurred?                    No
                                                               -------------

      (3)  Has a Delinquency Event Occurred?                         No
                                                               -------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1998

       Aging/Delinquency Statistics
       ----------------------------

                                                                      ADCPB                    Total
       Current                                                     47,120,343                 95.69%
       31-60 Days Past Due                                          1,170,282                  2.38%
       61-90 Days Past Due                                            406,175                  0.82%
       91+ Days Past Due                                              544,328                  1.11%
                                                                      --------                 -----

       Total                                                       49,241,129                100.00%


       Certificate Factors
       -------------------

       Class A Notes                                              0.682339004
       Class B-1 Notes                                            0.682338952
       Class B-2 Notes                                            0.682338989


       Substitution Limits [Section 7]
       -------------------------------

       ADCPB as of Cut-Off Date                                 72,024,925.77
       Maximum Substitution (10% of Initial)                     7,202,492.58
       Maximum Substitution for Defaulted Contracts
       (5% of Initial)                                           3,601,246.29

       Prior month Cumulative ADCPB Substituted                  3,234,855.86
       Current month ADCPB Substituted                                   -
                                                                -------------
       Cumulative ADCPB Substituted                              3,234,855.86

       Prior month Cumulative ADCPB Substituted for
       Defaulted Contracts                                       1,320,928.59
       Current month ADCPB Substituted Defaulted Contracts               -
                                                                -------------
       Cumulative ADCPB Substituted for Defaulted Contracts      1,320,928.59


       Portfolio Prepayment Statistics
       -------------------------------

       Prior month Cumulative ADCPB prepaid                      7,409,814.95
       Current month ADCPB prepaid                                 282,529.17
                                                                -------------
       Cumulative ADCPB prepaid                                  7,692,344.12

       Prior month Cumulative ADCPB Defaulted                    2,672,139.61
       Current month ADCPB Defaulted                               202,510.16
                                                                -------------
       Cumulative ADCPB Defaulted                                2,874,649.77

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1998


-------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                          143,470.45
--------------------------

LOCKBOX ACCOUNT
---------------
    Transfer of prior period Payments not yet transferred to Collection Account    (314,181.63)
    Transfer of prior period Excluded Amounts not yet transferred                   (88,633.00)
    Collections Received [5.02 (b)(d)]                                            1,823,153.11
    Excluded Amounts [5.02(d)][Definition]                                         (612,097.36)
    Collections on Deposit due Collection Account [5.02 (d)]                       (898,572.68)

    Ending Balance                                                                   53,138.89


COLLECTION ACCOUNT
------------------
    BEGINNING BALANCE, SEPTEMBER 1, 1998                                                                 1,292,426.10
    ------------------------------------

    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED SEPTEMBER 1, 1998
    ---------------------------------------------------------------
    Add:  Servicer Advance                                                                                 619,291.19
    Add:  Payments due Collection Account from last 2 business days prior period                           339,259.46
    Add:  Add'l transfers                                                                                        0.00
    Add: Amounts to Collection Acct from Security deposit account                                                0.00
    Less: Total distributions on  September 10, 1998                                                    (2,250,976.75)
    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED OCTOBER 1, 1998
    -------------------------------------------------------------
    Aggregate Amount of Actual Payments [6.01 b (i)]                                                       898,572.68
    Add: Servicer Advances [5.03][6.01 b (ii)]                                                                   0.00
    Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]               0.00
    Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                          0.00
    Add: Any Investment Earnings [6.01 b (v)]                                                                3,206.75
    Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                    0.00
    Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)                                  0.00
    Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                           0.00
    Add: Security Deposits Related to Prepayment                                                                 0.00
    Add: Offset Amount as Provided by 5.12 [6.01 c]                                                              0.00
    Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                           0.00
    Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                             0.00
    Less: Payments due Collection Acct. from last 2 business days in calendar mo.                                0.00

    Ending balance on September 30, 1998 and October 1, 1998                                               901,779.43

    Add: Servicer Advances to be deposited on Determination Date                                           935,969.09
    Add: Payments due Collection Acct from last 3 business days                                            261,570.63
    Add: Payments not yet transferred to the Collection Account                                                  0.00
    Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                    0.00

    Adjusted Collection Account Balance                                                                  2,099,319.15

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1998

SECURITY DEPOSIT ACCOUNT
------------------------

    Beginning  Balance                                                                   0.00
    Add: Balance deposited on closing date                                               0.00
    Add: Security Deposits [6.02 b]                                                      0.00
    Less: Amounts to Collection Account [6.02 c]                                         0.00
    Add:  Investment Earnings                                                            0.00
                                                                                         ----

    Ending balance on September 30, 1998                                                 0.00

    Less: Amounts to Collection Account [6.02 c]                                         0.00

    Adjusted Security Deposit  Account Balance                                           0.00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT
----------------------------------------


    Beginning Balance                                                                                0.00
    -----------------
    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]     0.00
    Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                    0.00
    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]    0.00
                                                                                                     ----

    Ending balance on September 30, 1998                                                             0.00

    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]     0.00

    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]    0.00
                                                                                                     ----

    Adjusted New Transferred Property Funding Account Balance                                        0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1998

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                2,099,319.15
---------------------------------------


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)
------------------------------------------------------------------------------

    (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                 0.00

    (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]             0.00

    (iii)  Aggregate of: [6.06 c (iii)]
           (A)    Unreimbursed Servicer Advances from prior periods                                  0.00
           (B)    Servicer Fee and unpaid Servicer Fee                                          21,066.77
           (C)    Servicing Charges inadvertently deposited in Collection Account                    0.00

    (iv)   Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                 842.67

    (v)    Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                   8,898.00

    (vi)   Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                   291.67

    (vii)  Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]            233,213.81

    (viii) Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c
           (viii)]                                                                               8,860.54

    (ix)   Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]           8,658.30

    (x)    Class A Base  Principal Distribution Amount and Overdue Class A Principal
           [6.06 c(x)]                                                                       1,244,623.86

    (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date
           [6.06 b (xi)]                                                                             0.00

    (xii)  Class B-1 Base Principal Distribution Amount and Overdue Class B-1
           Principal [6.06 c(xii)] provided no restricting event exists                         42,430.36

    (xiii) Class B-2 Base Principal Distribution Amount and Overdue Class B-2
           Principal [6.06 c(xiii)] provided no restricting event or issuer
           restricting event exists                                                             35,358.63

    (xiv)  Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                        0.00

    (xv)   Prepayments optionally transferred to collection account and disbursed in                 0.00
           consideration of the transfer of New Transferred Property not in excess of
           $5,000,000 [6.06 c (xv)]

    (xvi)  To the Holder of the Trust Certificate any remaining amounts [6.06 b
           (xiii)]                                                                             495,074.54


    Reviewed By:



    ---------------------------------------------------
    Craig M. Spencer
    Senior Vice President and
    Chief Accounting Officer